UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 18, 2023

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2023 annual meeting of shareholders on Tuesday, April 18, 2023. Shareholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 7, 2023 (the “Proxy Statement”). The final voting results are reported below.

Proposal 1: Election of thirteen directors to serve for a one-year term until the 2024 annual meeting of shareholders.

The Company’s shareholders elected each of the thirteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Warner L. Baxter	1,099,245,610	23,480,489	2,593,240	170,650,483
Dorothy J. Bridges	1,113,661,483	9,282,972	2,374,884	170,650,483
Elizabeth L. Buse	1,115,555,813	7,289,170	2,474,356	170,650,483
Andrew Cecere	1,063,937,014	56,669,469	4,712,856	170,650,483
Alan B. Colberg	1,116,249,238	6,456,393	2,613,708	170,650,483
Kimberly N. Ellison-Taylor	1,114,465,623	8,026,658	2,827,058	170,650,483
Kimberly J. Harris	1,096,005,344	26,932,379	2,381,616	170,650,483
Roland A. Hernandez	1,094,921,831	27,882,542	2,514,966	170,650,483
Richard P. McKenney	1,108,944,204	13,740,620	2,634,515	170,650,483
Yusuf I. Mehdi	1,114,925,034	7,861,375	2,532,930	170,650,483
Loretta E. Reynolds	1,116,005,696	6,909,815	2,403,828	170,650,483
John P. Wiehoff	1,115,622,810	7,036,546	2,659,983	170,650,483
Scott W. Wine	1,101,908,641	20,772,188	2,638,510	170,650,483

Proposal 2: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,040,017,189	79,038,927	6,263,223	170,650,483

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation.

Holders of a majority of the Company’s shares voted at the meeting expressed a preference to hold the advisory vote on executive compensation on an annual basis, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,099,426,752	3,170,011	18,767,489	3,955,087	170,650,483

After considering these results, the Company’s Board of Directors adopted a policy to hold an annual advisory vote on the Company’s executive compensation program.

Proposal 4: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2023 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,255,678,117	37,906,873	2,384,832	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Senior Executive Vice President and General Counsel

Date: April 20, 2023

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